Popular Total Return Fund, Inc.

Schedule of Investments

June 30, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (16.73%)(a)
$1,226,821	GNMA II Pool BQ2084	2.000%	02/20/36	$1,088,581
929,850	GNMA II Pool BQ2089	2.000%	03/20/36	825,107
875,505	GNMA II Pool BQ2072	2.000%	11/20/50	718,662
1,327,735	GNMA II Pool BQ2080	2.000%	01/20/51	1,089,563
1,239,370	GNMA II Pool BZ3667	2.000%	01/20/51	1,016,982
886,495	GNMA II Pool BQ2090	2.000%	03/20/51	727,680
1,777,603	GNMA II Pool BQ2093	2.000%	04/20/51	1,449,285
324,041	GNMA Pool 733426	2.500%	06/15/30	294,929
731,803	GNMA II Pool 635160	2.500%	01/20/47	620,364
322,530	GNMA Pool 783588	3.000%	06/15/27	309,430
718,126	GNMA Pool 758874	3.000%	04/15/38	653,968
864,315	GNMA Pool 635189	3.000%	04/15/47	778,045
717,351	GNMA Pool AZ5544	3.000%	07/15/47	644,563
1,196,334	GNMA II Pool AD6342	3.000%	08/20/47	1,054,113
511,237	GNMA Pool 609166	4.000%	07/15/33	489,880
390,349	GNMA Pool 711449	5.000%	08/15/39	393,392
27,410	GNMA Pool 636420	5.500%	12/15/29	27,532
40,386	GNMA Pool 528152	5.500%	01/15/34	40,559
9,834	GNMA Pool 608569	5.500%	03/15/34	9,871
15,863	GNMA Pool 615230	6.000%	11/15/33	16,038
27,937	GNMA Pool 608593	6.500%	04/15/34	28,513
Total Puerto Rico GNMA Bonds				12,277,057
(Cost $14,456,565)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (3.69%)(b)
895,818	FNMA Pool BQ7430	1.500%	09/01/36	773,078
894,829	FNMA Pool CB1622	2.000%	08/01/51	735,749
598,487	FNMA Pool AX5539	3.000%	07/01/46	535,410
372,514	FNMA Pool AV7031	3.500%	11/01/29	357,870
318,719	FNMA Pool AX5538	3.500%	07/01/31	306,154
Total Puerto Rico Fannie Mae Bonds				2,708,261
(Cost $3,098,232)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (1.07%)(c)
963,459	Freddie Mac Pool	2.000%	09/01/51	787,199
(Cost $971,819)

Principal Amount/Description		Rate	Maturity	Value
US Government and Agency Obligations (7.73%)
2,500,000	United States Treasury Bill(d)	0.000%	08/10/23	2,486,456
650,000	U.S. Treasury Note	2.750%	07/31/23	648,741
400,000	U.S. Treasury Note	2.750%	02/15/24	393,438
1,400,000	U.S. Treasury Note	3.000%	07/31/24	1,364,508

1

Principal Amount/Description		Rate	Maturity	Value
US Government and Agency Obligations (7.73%) (continued)
$800,000	U.S. Treasury Note	3.250%	08/31/24	$780,781
Total US Government and Agency Obligations				5,673,924
(Cost $5,730,627)

Shares/Description		Value
EXCHANGE TRADED FUNDS (65.89%)
International Index Funds (23.03%)
329,046	Vanguard FTSE Developed Markets ETF	$15,195,344
42,080	Vanguard FTSE Emerging Markets ETF	1,711,815
		16,907,159
US Index Funds (42.86%)
13,900	iShares Russell 2000 ETF	2,603,053
22,300	Vanguard Mid-Cap ETF	4,909,568
57,575	Vanguard S&P 500 ETF	23,449,146
5,400	Vanguard S&P Small-Cap 600 ETF	496,206
		31,457,973

TOTAL EXCHANGE TRADED FUNDS
(Cost $37,600,131)	48,365,132

Total Investments (95.11%)
(Cost $61,857,374)	$69,811,573

Other Assets In Excess Of Liabilities (4.89%)	3,591,739
NET ASSETS (100.00%)	$73,403,312

(a)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(b)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(c)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Popular Total Return Fund, Inc.
Notes to Quarterly Schedule of Investments
June 30, 2023 (Unaudited)

Note 1. Reporting Entity and Significant Accounting Policies

Popular Total Return Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered under the 1940 Act. The Fund was incorporated on January 31, 2001 and started operations on March 27, 2001.

The Fund’s primary investment objective is to seek long-term capital appreciation and portfolio securities are selected primarily with a view of achieving this objective. Current income is a secondary objective in the selection of investments. There can be no assurance that the Fund will achieve its objectives. The Fund will pursue its objective by investing, under normal market conditions, based on investments and other requirements and limitations.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with United States (“U.S.”) generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund currently offers two classes of Common Stock: Class A shares and Class C shares. Class A shares are sold at the Net Asset Value (NAV), which is determined daily, plus an initial sales charge of up to 3.50% charged by broker-dealers. The initial sales charge may be reduced or waived for certain purchasers, except for those who purchase Class A shares through IRA accounts. Class C shares are sold at the NAV with no initial sales charge. However, a contingent deferred sales charge of 1.00% will be paid on redemptions made within twelve months of purchase.

Shares of each class may be redeemed on each business day of the week on which the NYSE is open for trading at a price per share equal to the NAV per share of such Class determined as of the close of trading on the NYSE on the date of receipt of the request for redemption.

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the 1940 Act, by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exception, by filing Registration Statement on Form N-1A with the Securities and Exchange Commission (the “SEC”). The Fund filed the Form N-1A with the SEC which became effective of May 9, 2022.

Popular Total Return Fund, Inc.
Notes to Quarterly Schedule of Investments
June 30, 2023 (Unaudited)

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Valuation of Investments – All securities are presented at fair value, which is determined by ALPS Fund Services, Inc. (“Fund Administrator”), with the assistance of the Investment Adviser, Popular Asset Management LLC, on the basis of valuations provided by dealers or by pricing services approved by the Fund's management and Board of Directors.

(b)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the average cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

NOTE 2. Fair Value Measurements

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.
Level 2	–	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.
Level 3	–	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

Popular Total Return Fund, Inc.
Notes to Quarterly Schedule of Investments
June 30, 2023 (Unaudited)

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

On August 4, 2022, the Board of Directors of the Fund appointed Popular Asset Management LLC, a subsidiary of Popular, Inc., as the Fund’s Valuation Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. In addition, the Valuation Designee is responsible for determining:

●	The fair valuation of all securities for which no price or value is available at the time the Fund’s Net Asset Value is calculated on a particular day.

●	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair valuation of such portfolio instruments.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Exchange Traded Funds (ETFs): ETFs are priced continuously during normal trading hours in an active exchange market. The NAV of ETFs is calculated at the end of each trading day, at market close. ETFs are classified as Level 1.

Popular Total Return Fund, Inc.
Notes to Quarterly Schedule of Investments
June 30, 2023 (Unaudited)

Obligations of U.S. Government sponsored entities and U.S. Agency Securities: The fair value of U.S. Government sponsored entities is based on quoted market prices for similar securities on an active market. U.S agency securities are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Puerto Rico GNMA Bonds	$–	$12,277,057	$–	$12,277,057
Puerto Rico Fannie Mae Bonds	–	2,708,261	–	2,708,261
Puerto Rico Freddie Mac Bonds	–	787,199	–	787,199
International Index Funds	16,907,159	–	–	16,907,159
US Government and Agency Obligations	–	5,673,924	–	5,673,924
US Index Funds	31,457,973	–	–	31,457,973
Total	$48,365,132	$21,446,441	$–	$69,811,573

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

There were no purchase, sale or transfers into or out of level 3 securities during the period ended June 30, 2023.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of June 30, 2023 there were no temporary cash investments.

Note 3. Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

Note 4. RISKS AND UNCERTAINTIES

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund's prospectus and statement of additional information provide details of the risks the Fund is subject to. The below is a summary of certain risks which could affect the Fund’s performance.

Popular Total Return Fund, Inc.
Notes to Quarterly Schedule of Investments
June 30, 2023 (Unaudited)

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

Popular Total Return Fund, Inc.
Notes to Quarterly Schedule of Investments
June 30, 2023 (Unaudited)

Mortgage- and Asset-Backed Securities Risks. Mortgage-backed securities and asset-backed securities represent interests in “pools” of mortgages or other assets. Mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. Since a portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case.